                                                                   EXHIBIT 10.16


CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                AMENDMENT NO. 1 TO Enterprise license agreement


This Amendment No. 1 to Enterprise License Agreement (this "Amendment") is
                                                            ---------
entered into as of September ___, 1999 (the "Effective Date") by and between
                                             --------------
Tioga Systems, Inc., a Delaware corporation ("Tioga"), and Bear Stearns & Co.,
                                              -----
Inc., a Delaware corporation ("Bear Stearns").
                               ------------

         Whereas, the parties desire to amend the Enterprise License Agreement by and between the parties dated as of May 27, 1999 (the "Agreement") as set forth in this Amendment;

         NOW THEREFORE, in consideration of the mutual covenants set forth herein, the parties agree as follows:

1. Unless otherwise specifically defined herein, the capitalized terms in this Amendment have the definitions set forth in the Agreement.

2. Except as expressly amended by this Amendment, the terms and conditions of the Agreement remain in full force and effect.

3. The Agreement, as amended, and this Amendment together constitute the entire agreement between the parties concerning its subject matter, and supercede any prior or contemporaneous agreements whether written or oral. In the event of any conflict or inconsistency between the Agreement and this Amendment, this Amendment shall prevail and control.

4. The Agreement is hereby amended by adding an Exhibit E & F attached hereto.

5. This Amendment may be amended or modified only by a subsequent writing signed by both parties to this Amendment. If any provision of this Amendment is declared invalid, illegal or unenforceable, such provision shall be severed and all remaining provision shall continue in full force and effect. This Amendment may be executed in counterparts, each of which shall be an original as against any party whose signature appears on such counterpart and all of which together shall constitute one and the same instrument.





IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute and deliver this Amendment as of the Effective Date set forth above.



Bear, Stearns & Co. Inc.                          Tioga Systems, Inc.
---------------------------------------           -------------------------------------


         /s/ Geryl W. Darington                           /s/ Robert Amaral Jr.
---------------------------------------           --------------------------------------
Signature                                         Signature

         Geryl W. Darington                               Robert Amaral Jr.
---------------------------------------           -------------------------------------
Print or Type Name                                Print or Type Name

         Senior Managing Director                          Vice-President of Sales
---------------------------------------           -------------------------------------
Title    9/29/99                                  Title    10/6/99

                                   EXHIBIT E
                         ADDITIONAL LICENSED MATERIALS
                         -----------------------------

I. Description and Specifications of Software:
----------------------------------------------

Latest Version of Tioga Self-Healing System in object code format.


II. Number of Network Computers and Workstations Licensed
---------------------------------------------------------

Catalogue Number and Program Name                                      Number of Authorized Copies
---------------------------------                                      ---------------------------

11-00001  Tioga/Desktop Agent                                          See Scope below.
11-00002  Tioga/Mobile Agent                                           See Scope below.
11-00006  Server Agent                                                 See Scope below.
11-00011  Tioga/Administration and Healing Console - Enterprise        See Scope below.
          License
11-00050  Support.com Portal                                           See Scope below.

Scope: This is an [***] License deal with a term of three (3) years. Bear Stearns may deploy any mixture of Desktop, Mobil, and/or Server agents to their [***] customer machines during the term of the agreement. At the end of the three years, Bear Stearns will have a perpetual right to use the number of licenses deployed during the term of this agreement.









Bear, Stearns & Co. Inc.                          Tioga Systems, Inc.
---------------------------------------           --------------------------------------


         /s/ Geryl W. Darington                           /s/ Robert Amaral Jr.
---------------------------------------           -------------------------------------
Signature                                         Signature

         Geryl W. Darington                               Robert Amaral Jr.
---------------------------------------           -------------------------------------
Print or Type Name                                Print or Type Name

         Senior Managing Director                         Vice-President of Sales
---------------------------------------           -------------------------------------
Title    9/29/99                                  Title   10/6/99

[*] CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                   EXHIBIT F
                   ADDITIONAL PAYMENT TERMS AND FEE SCHEDULE
                   -----------------------------------------

I. Payment Terms:
-----------------

The Fees described in VI. below will become due and payable on the following terms; (i) payments tied to [***] will be due and payable net [***] days of the date (ii) deployment and implementation fees related to the [***] Support
Portal ("Portal") will be due net [***] days after the [***]. The Portal will be considered [***] when Tioga notifies Bear Stearns in writing of the [***], and Bear Stearns does not, within [***] business days, notify Tioga in writing of [***]. If Bear Stearns notifies Tioga of [***] within [***] days, Tioga will have [***] business days to address the issues raised and [***]. This process will continue until Bear Stearns does not notify Tioga within [***] business days, in writing, of [***] of the [***], at which point the [***].

II. Software License Fees
-------------------------
Item                                                        Fees
----                                                        ----
License Fees                                               $[***]

III. Technical Support Fee Schedule
-----------------------------------
Item                                                        Fees
----                                                        ----
Standard Technical Support (Year 1)                         [***]
Standard Technical Support (Year 2)                        $[***]
Standard Technical Support (Year 3 - [***]%)               $[***]

IV. Deployment and Implementation Fee Schedule
----------------------------------------------
Item                                                        Fees
----                                                        ----
Creation of Bear Stearns branded [***] Support             $[***]
Portal, including web-based integration with Remedy.
Additional integration work and portal services consulting to be mutually agreed upon.

V. Training
------------                                                Fees
                                                            ----
Training Onsite at Bear Stearns Facilities                  [***]
Additional training for Bear personnel will be provided [***] to Bear
(based on space available) for 3 years, provided Bear personnel attend training at Tioga's offices in Redwood City, CA.

VI. Payment of Fees
-------------------
All fees are due and payable net 30 days from receipt of invoice. Payments are due according to the following schedule:
 .  $[***] due September 30, 1999.
 .  $[***] due December 31, 1999.
 .  $[***] due upon delivery and acceptance of final [***] Support
 .  Portal, estimated 2/15/2000.
 .  $[***] Maintenance Fee due September 30, 2000
 .  $[***] Maintenance Fee due September 30, 2001
 . Beginning September 30, 2002, Maintenance fee due annually in advance at a rate of [***]% of license fees billed to date (increased annually based on the percentage increase reflected in the CPI) .

Bear, Stearns & Co. Inc.                          Tioga Systems, Inc.
---------------------------------------           -------------------------------------


         /s/ Geryl W. Darington                            /s/ Robert Amaral Jr.
---------------------------------------           -------------------------------------
Signature                                         Signature

         Geryl W. Darington                                Robert Amaral Jr.
---------------------------------------           -------------------------------------
Print or Type Name                                Print or Type Name

         Senior Managing Director                          Vice-President of Sales
---------------------------------------           -------------------------------------
Title    9/29/99                                  Title    10/6/99

[*] CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.